EXHIBIT 99

ABFC 2004-OPT3                                    Banc of America Securities
                                                                          [LOGO]


     Class A-3
     Pricing Speed FRM: 23 HEP
                   ARM : 28 CPR
     Run to        Call
     LIBOR         1.09%
     Margin        0.19%

          Pay Date             Performing Balance        Interest Payment       Principal Payment      Total Payment
          5/25/2004                32,927,000                 29,268                      --              29,268
          6/25/2004                32,927,000                 36,293                      --              36,293
          7/25/2004                32,927,000                 35,122                      --              35,122
          8/25/2004                32,927,000                 36,293                      --              36,293
          9/25/2004                32,927,000                 36,293                      --              36,293
         10/25/2004                32,927,000                 35,122                      --              35,122
         11/25/2004                32,927,000                 36,293                      --              36,293
         12/25/2004                32,927,000                 35,122                      --              35,122
          1/25/2005                32,927,000                 36,293                      --              36,293
          2/25/2005                32,927,000                 36,293                      --              36,293
          3/25/2005                32,927,000                 32,781                      --              32,781
          4/25/2005                32,927,000                 36,293                      --              36,293
          5/25/2005                32,927,000                 35,122                      --              35,122
          6/25/2005                32,927,000                 36,293                      --              36,293
          7/25/2005                32,927,000                 35,122                      --              35,122
          8/25/2005                32,927,000                 36,293                      --              36,293
          9/25/2005                32,927,000                 36,293                      --              36,293
         10/25/2005                32,927,000                 35,122                      --              35,122
         11/25/2005                32,927,000                 36,293                      --              36,293
         12/25/2005                32,927,000                 35,122                      --              35,122
          1/25/2006                32,927,000                 36,293                      --              36,293
          2/25/2006                32,927,000                 36,293                      --              36,293
          3/25/2006                32,927,000                 32,781                      --              32,781
          4/25/2006                32,927,000                 36,293                      --              36,293
          5/25/2006                32,927,000                 35,122                      --              35,122
          6/25/2006                32,927,000                 36,293                 351,903             388,196
          7/25/2006                32,575,097                 34,747               2,415,939           2,450,686
          8/25/2006                30,159,158                 33,242               2,353,652           2,386,894
          9/25/2006                27,805,506                 30,648               2,292,975           2,323,623
         10/25/2006                25,512,531                 27,213               2,233,867           2,261,080
         11/25/2006                23,278,664                 25,658               2,176,286           2,201,944
         12/25/2006                21,102,378                 22,509               2,120,190           2,142,699
          1/25/2007                18,982,189                 20,923               2,065,547           2,086,469
          2/25/2007                16,916,642                 18,646               2,012,315           2,030,961
          3/25/2007                14,904,327                 14,838               1,960,459           1,975,297
          4/25/2007                12,943,867                 14,267               1,909,943           1,924,210
          5/25/2007                11,033,925                 11,770                      --              11,770
          6/25/2007                11,033,925                 12,162                      --              12,162
          7/25/2007                11,033,925                 11,770                      --              11,770
          8/25/2007                11,033,925                 12,162                      --              12,162
          9/25/2007                11,033,925                 12,162                 626,370             638,532
         10/25/2007                10,407,555                 11,101               1,159,493           1,170,594
         11/25/2007                 9,248,062                 10,193               1,129,627           1,139,821
         12/25/2007                 8,118,435                  8,660               1,100,533           1,109,192
          1/25/2008                 7,017,902                  7,735               1,072,189           1,079,924
          2/25/2008                 5,945,713                  6,553               1,044,576           1,051,130
          3/25/2008                 4,901,137                  5,054               1,017,676           1,022,730
          4/25/2008                 3,883,461                  4,280                 991,470             995,751
          5/25/2008                 2,891,991                  3,085                 965,940             969,025
          6/25/2008                 1,926,051                  2,123                 941,068             943,191
          7/25/2008                   984,983                  1,051                 916,838             917,889
          8/25/2008                    68,145                     75                  68,145              68,220


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.